SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

  Filed by the Registrant   |X|
  Filed by a Party other than the Registrant   | |

  Check the appropriate box:
  | |  Preliminary Proxy Statement
                                       | |  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))
  |X|  Definitive Proxy Statement
  | |  Definitive Additional Materials
  | |  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                   ECCS, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
  |X|  No fee required.
  | |  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5)  Total fee paid:

--------------------------------------------------------------------------------
  | |  Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
  | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
  (3)  Filing Party:

--------------------------------------------------------------------------------
  (4)  Date Filed:

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



                                   ECCS, INC.
                                ONE SHEILA DRIVE
                         TINTON FALLS, NEW JERSEY 07724



                                          April 23, 1998



To Our Shareholders:

     You are most cordially invited to attend the 1998 Annual Meeting of Shareholders of ECCS, Inc. at 9:00 A.M., local time, on Thursday, June 4, 1998, at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

     It is important that your shares be represented at this meeting to ensure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your shares represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your shares will be voted in accordance with the instructions you have given in your proxy.

     Thank you for your continued support.


                                          Sincerely,



                                          Michael E. Faherty
                                          Chairman of the Board

                                   ECCS, INC.
                                One Sheila Drive
                         Tinton Falls, New Jersey 07724

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             To Be Held June 4, 1998

     The Annual Meeting of Shareholders (the "Meeting") of ECCS, Inc., a New Jersey corporation (the "Company"), will be held at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey, on Thursday, June 4, 1998, at 9:00 A.M., local time, for the following purposes:

(1) To elect seven directors to serve until the next Annual Meeting of Shareholders and until their respective successors shall have been duly elected and qualified;

(2) To amend the Company's 1996 Stock Plan (the "1996 Plan") to increase the maximum number of shares of Common Stock available for issuance under the 1996 Plan from 600,000 to 1,600,000 shares and to reserve an additional 1,000,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted under the 1996 Plan;

(3) To amend the Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan") to increase the maximum number of shares of Common Stock available for issuance under the Purchase Plan from 150,000 to 400,000 shares and to reserve an additional 250,000 shares of Common Stock of the Company for issuance under the Purchase Plan;

(4) To ratify the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 1998; and

(5) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of Common Stock of record at the close of business on April 13, 1998 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such shareholders will be subject to the inspection of any shareholder for reasonable periods during the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE SHAREHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.


                                       By Order of the Board of Directors


                                       David J. Sorin
                                       Secretary

Tinton Falls, New Jersey
April 23, 1998


        THE COMPANY'S 1997 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                                   ECCS, INC.
                                One Sheila Drive
                         Tinton Falls, New Jersey 07724

                  --------------------------------------------

                           P R O X Y  S T A T E M E N T

                  --------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ECCS, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on Thursday, June 4, 1998 (the "Meeting"), at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey at 9:00 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of shares of common stock, $.01 par value ("Common Stock"), as of the close of business on April 13, 1998, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 10,919,163 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

     If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted (i) FOR the election of seven nominees named below as Directors, (ii) FOR a proposal to amend the Company's 1996 Stock Plan (the "1996 Plan"), to increase the maximum number of shares of Common Stock available for issuance under the 1996 Plan from 600,000 to 1,600,000 shares and to reserve an additional 1,000,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted under the 1996 Plan, (iii) FOR a proposal to amend the Company's 1995 Employee Stock Purchase Plan (the "Purchase Plan"), to increase the maximum number of shares of Common Stock available for issuance under the Purchase Plan from 150,000 to 400,000 shares and to reserve an additional 250,000 shares of Common Stock of the Company for issuance under the Purchase Plan, (iv) FOR the ratification of the appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 1998, and (v) in the discretion of the persons named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any shareholder who has submitted a proxy may revoke it at any time before it is voted by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person by written ballot at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     This Proxy Statement, together with the related form of proxy, is being mailed to the shareholders of the Company on or about April 23, 1998. The Annual Report to Shareholders of the Company for the year ended December 31, 1997, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all shareholders of record as of April 13, 1998. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such material to beneficial owners as of April 13, 1998.

     The presence, in person or by proxy, of holders of the shares of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote by the holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of Directors may be taken upon the affirmative vote of shareholders possessing a majority of the shares of Common Stock represented at the Meeting, provided a quorum is present in person or by proxy.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

                              ELECTION OF DIRECTORS

     At the Meeting, seven Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Shareholders and until their successors shall have been elected and qualified.

     It is the intention of the persons named in the enclosed form of proxy to vote the shares of Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The current members of the Board of Directors and nominees for election to the Board are as follows:

                                          Served as a      Positions with
              Name                Age    Director Since     the Company
              ----                ---    --------------    --------------

Michael E. Faherty............    63        1994           Chairman of the Board
                                                           and Director

Gregg M. Azcuy................    38        1996           President and Chief
                                                           Executive Officer and
                                                           Director

Gale R. Aguilar...............    65        1995           Director

James K. Dutton...............    65        1994           Director

Donald E. Fowler..............    60        1996           Director

Frank R. Triolo...............    64        1996           Director

Thomas I. Unterberg...........    67        1996           Director

     The principal occupations and business experience, for at least the past five years, of each Director and nominee is as follows:

     Mr.  Faherty  has  served as  Chairman  of the Board of the  Company  since
December 1994. From December 1994 to June 1996, he also served as Chief Executive Officer of the Company. Prior to that, from August 1994 through October 1994, he provided consulting services to the Company. Since February 1977, Mr. Faherty has been the principal of MICO, a general business consulting firm. From January 1992 to January 1994, Mr. Faherty served as President and Chief Executive Officer of Shared Financial Systems, Inc., a worldwide provider of software and consulting services to data processing market segments that utilize on-line transaction processing. From February 1989 to June 1992, Mr. Faherty was employed by Intec Corp., a company engaged in the development and sale of hardware and software systems designed to measure online defects, serving as President of such company during such time and, from February 1990, serving as its Chairman. In addition, from December 1992 to the present, Mr. Faherty has been a general partner of Faherty Property Co., a family investment partnership. Mr. Faherty serves as a director of BancTec, Inc. and Frontier Corporation, each a publicly held company.

     In August 1995, ALC Communications Corporation ("ALC") merged into Frontier. Mr. Faherty was a director of ALC until the time of such merger and became a director of Frontier upon the consummation of such merger. On April 10 and 11, 1995, three lawsuits were commenced against ALC as a result of its announced merger with Frontier. The lawsuits purport to be class actions brought on behalf of all ALC shareholders against ALC and its directors. Among other things, the complaints sought to enjoin the merger or to obtain an award of damages. On June 9, 1995, the Delaware court consolidated the three cases for all purposes under Mayers v. Irwin, et al., C.A. No. 14196. On July 10, 1995, ALC and its directors answered the consolidated complaint.

     Mr. Azcuy has been a Director of the Company since June 1996. He joined the Company in April 1994 as Executive Vice President, Products Division. In September 1994, he became Acting Chief Operating Officer and, in February 1995, became Vice President and Chief Operating Officer. In December 1995, he became President and Chief Operating Officer. Since June 1996, he has served as President and Chief Executive Officer. Prior to joining the Company, from 1993 to 1994, Mr. Azcuy was International Marketing Manager for Hitachi Data Systems International, a manufacturer of mainframe storage products. From 1991 to 1993, Mr. Azcuy was Vice President, Marketing and Sales, for System Industries, Inc., an Open-Systems provider of storage solutions and, prior to that, from 1982, held various managerial and sales positions within Systems Industries.

     Mr.  Aguilar  has been a Director of the  Company  since  March  1995.  Mr.
Aguilar currently is President and a director of Mitem Corporation, a software development company based in Menlo Park, California. Prior to that, from 1989 to 1992, Mr. Aguilar was Executive Vice President of SF2, a company which pioneered RAID technology. From 1982 to 1988, Mr. Aguilar served as Senior Vice President of Marketing and Corporate Development for Prime Computer. For 27 years, he held various executive positions in sales, marketing and development with IBM Corporation.

     Mr. Dutton has been a Director of the Company since August 1994. He is currently a consultant and private investor. From 1991 to May 1994, he was a consultant to and President of Andor America Corporation, a distributor of high end mainframe computer equipment and related software. He was a director of System Industries, Inc. from 1985 to July 1993 and served as Chairman of the Board from March 1992 to July 1993. He is currently a director of Caere Corporation and Network Equipment Technologies, Inc., each a public company, and serves on the compensation committee of each of such companies.

     Mr. Fowler has been a Director of the Company since June 1996. He is currently President, Chief Executive Officer and a Director of eT Communications. Prior to that, from 1986 to January 1996, Mr. Fowler served as Senior Vice President at Tandem Computers, and previously held executive positions at Bechtel Group and IBM Corporation. He currently serves as Chairman of the President's Cabinet at California Polytechnic State University. Mr. Fowler also serves as a director of TelCom Semiconductor, Inc., a publicly held company.

     Mr. Triolo has been a Director of the Company since June 1996. From September 1995 to January 1997, Mr. Triolo was chairman of Knowledge Discovery 1, a software and services company. Prior to that, from June 1994 to June 1995, Mr. Triolo was the chairman and chief executive officer of Datacache, a computer hardware and software company. Prior to that, from 1992 to April 1994, Mr. Triolo served as a senior officer with AT&T Global Information Solutions (now
NCR).  From 1985 to 1992,  he was a senior  officer with  Teradata  Corporation.
Prior to that, he was a senior sales executive with Amdahl Corporation. Currently, he is a consultant to technology companies in sales and marketing.

     Mr. Unterberg has been a Director of the Company since June 1996. Mr. Unterberg is Managing Director of C.E. Unterberg, Towbin ("Unterberg Towbin"), an investment banking firm which serves as the Company's financial advisor. Unterberg Harris, the predecessor firm to Unterberg Towbin, was the sole underwriter in the Company's follow-on public offering in August 1997 (the "1997 Offering"). In addition, Unterberg Harris acted as placement agent in the Company's private offerings of preferred stock in 1995 and 1996. Prior to that, from 1987 to 1989, Mr.
Unterberg was head of Technology Investment Banking at Lehman Brothers. Mr. Unterberg is also presently the chairman and president of C.E. Unterberg Inc. From 1977 to 1986, he was a General Partner, Managing Director and Chairman of L.F. Rothschild, Unterberg, Towbin. He currently serves on the Board of Directors of several public companies, including, the AES Corporation, Electronics for Imaging, Inc. and Systems and Computer Technology Corporation. For a further discussion on Mr. Unterberg's relationship with the Company, see "Certain Relationships And Related Transactions."

     All Directors hold office until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified. There are no family relationships among any of the Directors and executive officers of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.

COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has a Compensation, Option and Stock Purchase Plan Committee (the "Compensation and Option Committee"), which approves salaries and certain incentive compensation for top level employees of and consultants to the Company and which makes recommendations about stock option awards to employees of and consultants to the Company; and an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent auditors. Each of the Compensation and Option Committee and the Audit Committee currently consists of Gale R. Aguilar, James K. Dutton, Michael
E. Faherty, Frank R. Triolo, Donald E. Fowler and Thomas I. Unterberg. The Compensation and Option Committee held seven meetings in 1997. The Audit Committee held two meetings in 1997. There were 14 meetings of the Board of Directors in 1997. Each incumbent Director attended at least 75% of the aggregate of the total number of meetings of the Board held during the period for which he was a Director and the total number of meetings held by all committees on which he served during the period, if applicable.

COMPENSATION OF DIRECTORS

     Through June 25, 1997, each of the Company's outside (non-employee) Directors received compensation of $1,000 per meeting for each regularly-scheduled in person meeting in which he or she participated and $500 per meeting for each regularly-scheduled telephonic meeting. In addition, each of the outside members of the Board who served on a committee of the Board received a $500 fee per in person meeting for each regularly-scheduled committee meeting in which such committee member participated, and $250 per meeting for each regularly-scheduled telephonic meeting, as long as such committee meeting or meetings was or were held on a day or days other than the day of a regularly-scheduled Board meeting. If an outside Board member participated in a regularly-scheduled Board meeting or committee meeting by telephone and such meeting followed an in-person or telephonic Board meeting or committee meeting held earlier that month, such Board member qualified for the participation fee only if the meeting time exceeded three hours and such Board member participated for at least such period. Such Board member received one-half the participation fee if the meeting time exceeded one hour but was not more than three hours and such Board member participated for at least such period. No participation fee was paid for any conference call other than regularly-scheduled Board or committee meetings. Effective June 26, 1997, the Company paid each Director $1,000 for the first Board meeting, whether in-person or telephonic, held in each month that such Board member attended. Pursuant to these arrangements, Messrs. Aguilar, Dutton, Faherty, Triolo, Fowler and Unterberg, each a current Director and nominee, received $10,000, $11,000, $11,000, $11,000, $10,000 and $10,000, respectively, in 1997. The Company also reimbursed each outside Director for his reasonable expenses in connection with their attendance at regularly-scheduled meetings of the Board or its committees.

     In addition, the Company may, from time to time and in the discretion of the Board of Directors, grant options or warrants to Directors. Non-employee Directors are also eligible to receive options pursuant to the Company's 1996 Non-Employee Directors Plan (the "Non-Employee Plan") as compensation for serving on the Company's Board of Directors.

     On February 23, 1996, the Board of Directors adopted, and on August 22, 1996 the shareholders of the Company approved, the Non-Employee Plan. On January 2, 1997, the Company granted to each non-employee Director options to purchase 5,000 shares of Common Stock under the Non-Employee Plan at an exercise price of $4.375 per share. Further, on January 2, 1997, the Company granted to Michael E. Faherty additional options to purchase 30,000 shares of Common Stock under the Non-Employee Plan at an exercise price of $4.375 per share.

     Under the terms of the Non-Employee Plan, each non-employee Director who first becomes a member of the Board shall be automatically granted, on the date such person becomes a member of the Board, an option to purchase 30,000 shares of Common Stock. In addition, each non-employee Director who is a member of the Board on the first trading day of each year shall be automatically granted on such date, without further action by the Board, an option to purchase 5,000 shares of Common Stock.

     As Chairman of the Board of Directors, Mr. Faherty receives a base salary of $24,000 per year in addition to amounts payable as regular compensation for all members of the Board of Directors.

                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                             Capacities in         In Current
           Name               Age            Which Served        Position Since
           ----               ---            -------------       --------------

Gregg M. Azcuy.............    38    President and Chief               1996
                                     Executive Officer

Louis J. Altieri(1)........    38    Vice President, Finance           1995
                                     and Administration

David J. Boyle(2)..........    34    Vice President, Sales and         1996
                                     Marketing

Priyan Guneratne(3)........    42    Vice President, Operations        1995

--------------

(1) Mr. Altieri, C.P.A., joined the Company in September 1994 as Controller and became Vice President, Finance and Administration in October 1995. Prior to joining the Company, from September 1991 until September 1994, Mr. Altieri served as corporate controller of Monroe Systems for Business, Inc., an international manufacturer, distributor and service provider of business equipment. Prior to that, from June 1985 until September 1991, he served as corporate controller/treasurer of C.M. Ofray and Sons, Inc., and Lion Ribbon Company, each a manufacturer of novelty ribbons to florists, wholesalers and large retailers.

(2) Mr. Boyle joined the Company in 1996 as Vice President, Sales and Marketing. Prior to joining the Company, from April 1995, Mr. Boyle served as Vice President, Sales of IPL Systems and from December 1991 to April 1995, he served as District Manager of EMC Corp. Both companies are engaged in the data storage business.

(3) Mr. Guneratne joined the Company in 1992 as Director of Manufacturing for the Company's Products Division and later served as Director of Engineering. He became Vice President, Operations in 1995. Prior to joining the Company, from 1986, Mr. Guneratne served in various product and design positions for E-Systems Garland Division, including Program Manager, Engineering Manager and Products Manager. From 1976 through 1986, Mr. Guneratne held various positions in engineering design and development at Unisys Corporation and Raytheon Company.

     None of the Company's executive officers is related to any other executive officer or to any Director of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, executive officers and shareholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act to file initial reports of ownership and reports of changes in ownership with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All reporting persons are required by SEC regulation to furnish the Company with copies of all reports that such reporting persons file with the SEC pursuant to Section 16(a).

     The Company believes that during the fiscal year ended December 31, 1997, its executive officers, Directors and holders of more than 10% of the Company's Common Stock complied with all Section 16(a) filing requirements. In making this statement, the Company has relied upon the written representations of its Directors, executive officers and holders of more than 10% of its Common Stock, and its review of the reports submitted to the Company in 1997.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION IN 1997, 1996 AND 1995

     The following Summary Compensation Table sets forth information concerning compensation during the years ended December 31, 1997, 1996 and 1995 for services in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer and each other executive officer of the Company whose aggregate cash compensation exceeded $100,000 (three individuals) (collectively, the "Named Executives").

                                            SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------------

                                                     Annual Compensation                         Long-Term
                                                     -------------------
                                                                                               Compensation
                                                                                     ----------------------------

                                                                                                  Awards
                                                                                     ----------------------------

                                                                          Other
                                                                         Annual         Restricted     Securities
       Name and Principal                   Salary        Bonus       Compensation     Stock Award(s)  Underlying
            Position               Year       ($)          ($)             ($)             ($)        Options (#)
               (a)                 (b)        (c)          (d)             (e)             (f)             (g)
------------------------------- --------- ------------ -------------  -------------   --------------  -----------

Gregg M. Azcuy, .............     1997    $175,000      $97,200        $     --(2)          --         300,000(3)
   President and                  1996    $168,942      $30,500(4)           --        $38,250(5)      116,309
   Chief Executive Officer(1)     1995    $150,000           --              --             --         163,691(6)

   Louis J. Altieri,.........     1997    $125,077      $43,200        $     --(2)          --          50,000(3)
   Vice President, Finance        1996    $115,000           --              --             --          35,000
   and Administration             1995    $107,746           --              --             --          59,000

   David J. Boyle, ..........     1997    $110,240      $42,800        $ 59,489(7)          --          20,000(3)
   Vice President, Sales and      1996    $ 73,157           --        $ 11,214(8)          --          70,000
   Marketing                      1995          --           --              --             --              --

   Priyan Guneratne,.........     1997    $115,000      $43,200        $     --(2)          --          70,000(9)
   Vice President, Operations     1996    $103,097           --              --             --          20,000
                                  1995    $ 87,096           --              --             --          42,000



--------------

(1) Mr. Azcuy became President and Chief Executive Officer of the Company on June 20, 1996.

(2) The costs of certain benefits are not included because they did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus as reported above.

(3) Represents options that the Company canceled in February 1998. Such options were initially granted in October 1997 at an exercise price of $8.00 per share. In February 1998, the Company reissued such options at an exercise price of $4.00 per share.

(4) Such amount was deferred and received as 25,000 shares of restricted Common Stock in lieu of 1996 cash bonus (see column (f)).

(5) The aggregate number of shares of restricted Common Stock held at December 31, 1997 by Mr. Azcuy is 25,000. The value of such shares at December 31, 1997 (net of any consideration paid) is $132,000, based on a closing market price at year end of $6.50 per share. No dividends are payable with respect to such shares of Common Stock. See Note (4).

(6) In February 1995, Mr. Azcuy was granted options to purchase 80,000 shares of Common Stock. Pursuant to anti-dilution and price protection provisions contained in such options, in connection with a transaction consummated in May 1995, Mr. Azcuy was granted options to purchase 113,691 shares of Common Stock at a purchase price of $1.25 per share to replace the previous grant of 80,000 options. Such anti-dilution and price protection provisions terminated on December 31, 1995.

(7)  Represents commissions earned during 1997.

(8)  Includes $9,910 for the reimbursement of moving expenses during 1996.

(9) Includes 60,000 options that the Company canceled in February 1998. Such options were initially granted in October 1997 at an exercise price of $8.00 per share. In February 1998, the Company reissued such options at an exercise price of $4.00 per share.

OPTION GRANTS IN 1997

     The following table sets forth information concerning individual grants of stock options during 1997 to each of the Named Executives. The Company has never granted any stock appreciation rights.



                              OPTION GRANTS IN 1997
-------------------------------------------------------------------------------------------------------------------------------


                                                   Individual Grants
                                --------------------------------------------------------------------
                                                                                                        Potential Realizable
                                                                                                      Value At Assumed Annual
                                                            Percent                                      Rates Of Stock Price
                                                         Of Total                                      Appreciation For Option
                                 Number Of Securities    Options Granted   Exercise                           Term(2)
                                  Underlying Options     To Employees      Or Base                  ---------------------------
                                      Granted(1)         In Fiscal          Price      Expiration
             Name                        (#)                 Year          ($/Sh)         Date         5% ($)        10% ($)
             (a)                         (b)                 (c)             (d)          (e)           (f)            (g)
------------------------------- ---------------------- ----------------- ------------ ------------- ------------- --------------

Gregg M. Azcuy.............          300,000(3)              40.7%          8.00(3)    10/28/07      1,509,347     3,824,982

Louis J. Altieri...........           50,000(3)               6.8%          8.00(3)    10/28/07        251,558       637,497

David J. Boyle.............           20,000(3)               2.7%          8.00(3)    10/28/07        100,623       254,999

Priyan Guneratne...........           60,000(3)               8.1%          8.00(3)    10/28/07        301,869       764,996
                                      10,000                  1.3%          5.00       06/26/07         31,445        79,687

--------------
(1) An aggregate of 238,500 of such options were granted pursuant to and in accordance with the Company's 1996 Plan. All of such options become exercisable to the extent of 25% of the options granted on the first anniversary of the date of grant, with an additional 25% of the options granted becoming exercisable on each of the second, third and fourth anniversary of the date of grant. The options terminate on the expiration date, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution. In the event of a reorganization of the Company, as defined in the 1996 Plan, the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding options. An aggregate of 498,400 of such options were granted outside the Company's stock option plans in 1997. The material terms of such options are substantially similar to those options granted under the 1996 Plan. For a discussion of the material terms of the 1996 Plan see "Proposed Amendment To The 1996 Stock Plan -- General."

(2) Based on a grant date fair market value equal to the grant date exercise price per share of the applicable option for each of the Named Executives and assumes no adjustments to the grant date exercise price.

(3) In February 1998, the Company canceled and reissued such options at an exercise price of $4.00 per share.

AGGREGATED OPTION EXERCISES IN 1997 AND YEAR-END OPTION VALUES

     The following table sets forth information concerning each exercise of options during 1997 by each of the Named Executives and the year-end number and value of unexercised in-the-money options or warrants held by each of the Named Executives.

                                         AGGREGATED OPTION EXERCISES IN 1997
                                              AND YEAR-END OPTION VALUES
-----------------------------------------------------------------------------------------------------------------------

                                                                         Number Of                Value Of
                                                                    Securities Underlying         Unexercised
                                                                        Unexercised               In-The-Money
                                                                        Options At                 Options At
                                                                         Fiscal                      Fiscal
                                                                        Year-End                    Year-End
                                         Shares                            (#)                      ($)(1)(2)
                                       Acquired On       Value          Exercisable/               Exercisable/
                Name                   Exercise (#)    Realized ($)     Unexercisable              Unexercisable
                (a)                        (b)           (c)                (d)                       (e)
------------------------------------- -------------- ------------- ---------------------- -----------------------------

Gregg M. Azcuy..................           --             --         167,173/487,827          $683,690/735,433(3)

Louis J. Altieri................           --             --
                                                                      47,750/102,250          $195,770/193,590(4)

David J. Boyle..................           --             --          17,500/72,500           $ 54,688/164,063(5)


Priyan Guneratne................           --             --          39,500/110,500          $162,032/153,594(6)


----------------

(1) Based on a year-end fair market value of the underlying securities equal to $6.50 per share.

(2)  Includes only options which were "in-the-money" as of December 31, 1997.

(3) Does not include 300,000 options granted in October 1997 that were not "in-the-money" as of December 31, 1997. In February 1998, the Company canceled and reissued such options at an exercise price of $4.00 per share. The value of such reissued shares based on the year-end fair market value is $750,000.

(4) Does not include 50,000 options granted in October 1997 that were not "in-the-money" as of December 31, 1997. In February 1998, the Company canceled and reissued such options at an exercise price of $4.00 per share. The value of such reissued shares based on the year-end fair market value is $125,000.

(5) Does not include 20,000 options granted in October 1997 that were not "in-the-money" as of December 31, 1997. In February 1998, the Company canceled and reissued such options at an exercise price of $4.00 per share. The value of such reissued shares based on the year-end fair market value is $50,000.

(6) Does not include 60,000 options granted in October 1997 that were not "in-the-money" as of December 31, 1997. In February 1998, the Company canceled and reissued such options at an exercise price of $4.00 per share. The value of such reissued shares based on the year-end fair market value is $150,000.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT
AND CHANGE-IN-CONTROL ARRANGEMENTS

     Except as set forth below, there are no employment  contracts,  termination
of  employment  or   change-in-control   arrangements  with  any  of  the  Named
Executives.

     In October 1997, the Compensation and Option Committee of the Company approved a proposal to extend, for a period terminating on February 1, 1999, to Gregg M. Azcuy, Louis J. Altieri, David J. Boyle and Priyan Guneratne, each a Named Executive, Mark Ish, Vice President, Research and Development of the Company, and Rick Rice, Vice President Professional Services of the Company, (collectively, the "Senior Staff") certain change of control severance and bonus payments pursuant to certain Senior Staff Change In Control Severance And Incentive Compensation Agreements (the "Change In Control Agreements"). Specifically, the Company agreed that (i) six months severance will be paid to such persons in the event of certain terminations after a change in control of the Company and (ii) an incentive bonus will be paid if such persons are still in the employ of the Company at the completion of a change in control, such bonus to be calculated based on the consideration received by the Company in the change of control. If the consideration paid for the change in control is more than $6.00 per share, net of incentive compensation paid or to be paid to the Senior Staff, then such bonus shall range from four (4) months to six (6) months severance. If the consideration paid for the change in control is less than $6.00 per share, net of incentive compensation paid or to be paid to the Senior Staff, then such bonus shall range from one (1) month to two (2) months severance. The maximum severance and bonus payments which could be payable to each of Messrs. Azcuy, Altieri, Boyle, Guneratne and Ish equals or exceeds $100,000. The maximum aggregate severance and bonus payments which could be payable by the Company to all covered employees under such plan currently is approximately $715,000.

     Under each of the Company's 1989 Stock Option Plan, as amended (the "1989 Plan") and the 1996 Plan, in the event of a reorganization of the Company, as defined in each of the 1989 Plan and the 1996 Plan, the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding options.

EXECUTIVE LOAN POLICY

     In October 1997, the Compensation and Option Committee approved the Company's Executive Loan Policy. Pursuant to such policy, the Company may make loans to officers of the Company (the "Executive Loans") provided the Company will benefit by entering into an Executive Loan and that such loan only subjects the Company to minimal financial risk. The officer requesting an Executive Loan must pledge ample collateral as security for such loan and must be in good standing with the Company throughout the Executive Loan approval process. The Company's Chief Executive Officer and its Compensation and Option Committee must approve each Executive Loan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Option Committee currently is comprised of Gale R. Aguilar, James K. Dutton, Michael E. Faherty, Frank R. Triolo, Donald E. Fowler (Chairperson of the Compensation and Option Committee) and Thomas I. Unterberg. For a discussion of certain transactions involving Mr. Unterberg, see "Certain Relationships And Related Transactions."

     There are no "interlocks", as defined by the SEC, with respect to any Director who for any part of 1997 served as a member of the Compensation and Option Committee.

     In 1997, the Company granted to each of the members of the Compensation and Option Committee options to purchase Common Stock of the Company. See "Election of Directors -- Compensation of Directors."

PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Composite Index and the Dow Jones Computer Industry Group Index (capitalization weighted) for the period beginning on the date on which the SEC declared effective the Company's Form 8-A Registration Statement pursuant to Section 12 of the Exchange Act and ending on the last day of the Company's last completed fiscal year. The stock performance shown on the graph below is not indicative of future price performance.


                 COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3)
                  Among the Company, the Nasdaq Composite Index
                 and the Dow Jones Computer Industry Group Index
                            (Capitalization Weighted)



                          6/14/93  12/31/93 12/31/94 12/31/95 12/31/96 12/31/97
-----------------------   -------- -------- -------- -------- -------- --------

Nasdaq Composite Index      $100.00 $111.54  $107.98  $151.12  $185.38  $225.49

Dow Jones Computer          $100.00 $ 98.90  $ 80.04  $171.46  $241.82  $341.16
  Industry Group Index
  (Capitalization weighted)

ECCS, Inc.                  $100.00 $ 75.00 $  16.15  $ 29.17  $ 72.94  $108.33

---------------

(1) Graph assumes $100 invested on June 14, 1993 in the Company's Common Stock, the Nasdaq Composite Index and the Dow Jones Computer Industry Group Index (capitalization weighted).

(2)  Cumulative total return assumes reinvestment of dividends.

(3)  Year ending December 31.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation and Option Committee has furnished the following report:

     The Company's executive compensation policy is designed to attract and retain highly qualified individuals for its executive positions and to provide incentives for such executives to maximize Company performance by aligning the executives' interest with that of shareholders by basing a portion of compensation on corporate performance.

     The Compensation and Option Committee generally determines base salary levels for executive officers of the Company at or about the start of the fiscal year and determines actual bonuses after the end of the fiscal year based upon Company and individual performance.

     The Company's executive officer compensation program is comprised of base salary, discretionary annual cash bonuses, stock options, Executive Loans and various other benefits, including medical insurance and a 401(k) Plan which are generally available to all employees of the Company.

     Salaries are established in accordance with industry standards through review of publicly available information concerning the compensation of officers of comparable companies. Consideration is also given to relative responsibility and seniority and individual experience and performance. Salary increases are generally made based on increases in the industry for similar companies with similar performance profiles and/or attainment of certain division or Company goals.

     Bonuses are paid on an annual basis which are tied to Company profitability and revenue levels. The amount of bonus is based, in part, on criteria which are designed to effectively measure a particular executive's attainment of goals which relate to his or her duties and responsibilities as well as overall Company performance. In general, the annual incentive bonus is based on financial results of the Company.

     The stock option program is designed to relate executives' and employees' long-term interests to shareholders' long-term interests. In general, stock option awards are granted on a periodic basis if warranted by the Company's growth and profitability. Stock options are awarded on the basis of individual performance and/or the achievement of internal strategic objectives.

     The Company may make Executive Loans to its officers provided a demonstrated benefit to the Company exists for making such loans and the financial risk to the Company is minimal. The officer requesting an Executive Loan must be in good standing with the Company and must pledge sufficient collateral as security for such loan. In general, the approval and amount of such Executive Loans are based on the requesting officer's individual performance and his or her level of responsibility within the Company.

     Based on a review of available information, the Compensation and Option Committee believes that the current Chief Executive Officer's total annual compensation is reasonable and appropriate given the size, complexity and historical performance of the Company's business, the Company's position as compared to its peers in the industry, and the specific challenges faced by the Company during the year, such as changes in the market for computer products and manufacturers' product lines, as well as variations in prices and distribution channels, and other industry factors. No specific weight was assigned to any of the criteria relative to the Chief Executive Officer's compensation.

                                      Compensation, Option and Stock
                                      Purchase Plan Committee Members
                                      (as constituted at year end)
                                      Gale R. Aguilar
                                      James K. Dutton
                                      Michael E. Faherty
                                      Frank R. Triolo
                                      Donald E. Fowler (Chairperson)
                                      Thomas I. Unterberg

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     There are, as of March 31, 1998, approximately 193 holders of record and approximately 3,400 beneficial holders of the Company's Common Stock. The following table sets forth certain information, as of March 31, 1998, regarding the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees) and Named Executives, and
(iii) all Directors and current executive officers as a group.


                                        Amount and Nature
Name and Address                        of Beneficial           Percent
of Beneficial Owner (1)                 Ownership(1)            of Class(2)
-----------------------                 -----------------       -----------

(i) Certain Beneficial Owners:

Unterberg Harris
 Private Equity Partners, L.P.
 Swiss Bank Tower
 10 East 50th Street
 New York, NY 10022................      1,040,626                 9.5

E&M  RP Trust
 c/o Edmund Shea
 655 Brea Canyon Road
 Walnut, CA 71789-3010.............        638,727                 5.8


(ii) Directors (which includes all
     nominees) and Named Executives:

Gale R. Aguilar....................         31,250(3)               *

James K. Dutton....................         31,250(3)               *

Michael E. Faherty.................        368,024(4)              3.4

Donald E. Fowler...................         17,917(5)               *

Frank R. Triolo....................         17,917(5)               *

Thomas I. Unterberg................      1,667,877(6)             15.3

Gregg M. Azcuy.....................        221,357(7)              2.0

Louis J. Altieri...................         56,906(8)               *

David J. Boyle.....................         20,333(9)               *

Priyan Guneratne...................         48,990(10)              *

(iii)  All   Directors  and
       current executive  officers
       as a group(10 persons).....       2,481,821(11)            22.7

----------------
*    Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and sole investment power with respect to all shares of Common Stock shown as beneficially owned by such shareholder.

(2) Applicable percentage of ownership is based on 10,918,438 shares of Common Stock outstanding on March 31, 1998, plus any presently exercisable stock options or warrants held by each such holder and options or warrants which will become exercisable within 60 days after March 31, 1998.

(3) Represents 31,250 shares of Common Stock subject to options which are exercisable at March 31, 1998 or which will become exercisable within 60 days of such date.

(4) Includes 315,098 shares of Common Stock subject to warrants or options which are exercisable at March 31, 1998 or which will become exercisable within 60 days of such date.

(5) Represents 17,917 shares of Common Stock subject to options which are exercisable at March 31, 1998 or which will become exercisable within 60 days of such date.

(6) Includes: 17,917 shares of Common Stock subject to options which are exercisable at March 31, 1998 or which will become exercisable within 60 days of such date; 1,040,626 shares of Common Stock held by Unterberg Harris Private Equity Partners, L.P.; 222,270 shares of Common Stock held by Unterberg Harris Private Equity Partners, C.V.; 155,198 shares of Common Stock held by C.E. Unterberg, Towbin LLC; and 10,000 shares of Common Stock held by C.E. Unterberg, Towbin 401(k) Profit Sharing Plan Dated 10/26/90
     FBO: Robert Matluck, of which Mr. Unterberg is a trustee.

(7) Includes 195,595 shares of Common Stock subject to options which are exercisable at March 31, 1998 or which will become exercisable within 60 days of such date.

(8) Includes 47,750 shares of Common Stock subject to options which are exercisable at March 31, 1998 or which will become exercisable within 60 days of such date.

(9) Includes 17,500 shares of Common Stock subject to options which are exercisable at March 31, 1998 or which will become exercisable within 60 days of such date.

(10) Includes 42,000 shares of Common Stock subject to options which are exercisable at March 31, 1998 or which will become exercisable within 60 days of such date.

(11) See Notes 3 through 10.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Unterberg Towbin, an investment banking firm, serves as the Company's financial advisor. Thomas I. Unterberg is Managing Director of Unterberg Towbin. Mr. Unterberg is also a member of the Board of Directors of the Company. Unterberg Harris, the predecessor firm to Unterberg Towbin, was the sole underwriter in the 1997 Offering. As compensation for its services in the 1997 Offering, Unterberg Harris received underwriting discounts and commissions of $0.31 per share on 2,875,000 shares of the Company's Common Stock. In addition, the Company paid Unterberg Harris a $50,000 non-accountable expense allowance in connection with the 1997 Offering. Unterberg Harris was also the managing underwriter in the Company's initial public offering in 1993 and acted as placement agent in connection with the Company's private placement of preferred stock in 1995 and 1996. For a discussion of Mr. Unterberg's beneficial ownership of the Company's Common Stock, see "Security Ownership Of Certain Beneficial Owners And Management."

     On June 6, 1997, the Company entered into a loan transaction with Gregg M. Azcuy, its President and Chief Executive Officer (the "Borrower") pursuant to a $250,000 promissory note in favor of the Company. Interest on the outstanding principal balance of such promissory note is payable monthly at the prime lending rate. The promissory note is payable over a five-year period beginning on May 31, 1999. In connection with such promissory note, the Borrower granted the Company a security interest in the Borrower's interests in the Company's 1997 Executive Compensation Plan and any and all future executive compensation bonuses or similar compensation to be received by the Borrower. The Borrower also pledged to the Company all of his right, title and interest to 25,000 restricted shares of the Company's Common Stock and options to purchase 131,000 shares of the Company's Common Stock as security for the promissory note. The Borrower's largest aggregate amount of indebtedness under such promissory note at any time during 1997 was $266,000. As of March 31, 1998, the Borrower owed $205,000 of principal and interest under such promissory note.

     The Company has executed indemnification agreements with each of its Directors and executive officers pursuant to which the Company has agreed to indemnify such parties to the full extent permitted by law, subject to certain exceptions, if such party becomes subject to an action because such party is a Director, officer, employee, agent or fiduciary of the Company.

     The Company has entered into certain Change In Control Agreements with each of its executive officers. For a discussion of the terms of such agreements, see "Executive Compensation -- Employment Contracts, Termination of Employment and Change-in-Control Arrangements."

                    PROPOSED AMENDMENT TO THE 1996 STOCK PLAN

GENERAL

     The 1996 Plan was adopted by the Board of Directors on June 20, 1996 and approved by the shareholders of the Company on August 22, 1996. Those eligible to receive stock option grants or stock purchase rights under the 1996 Plan include approximately 108 employees and six non-employee Directors. The 1996 Plan was adopted to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, non-employee Directors and consultants and to promote the success of the Company's business. Currently there are 600,000 shares of Common Stock reserved for issuance upon the exercise of options and/or stock purchase rights granted under the 1996 Plan.

     The 1996 Plan is administered by the Compensation and Option Committee, which is comprised solely of outside Directors. The Compensation and Option Committee determines, among other things, the nature of the options to be granted, the persons who are to receive options (each a "Grantee"), the number of shares to be subject to each option, the exercise price of the options and the vesting schedule of the options. The 1996 Plan provides for the granting of options intended to qualify as incentive stock options ("ISOs") as defined in
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to employees of the Company as well as non-qualified stock options ("NQSOs") to employees, non-employee Directors and consultants who perform services for the Company or its subsidiaries. The exercise price of all ISOs granted under the 1996 Plan may not be less than the fair market value of the shares at the time the option is granted. In addition, no ISO may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price as to that employee is at least 110% of the fair market value of the stock at the time of the grant. No employee may be granted ISOs which are exercisable for the first time in any calendar year to the extent that the aggregate fair market value of such option shares exceeds $100,000 as of the date of grant. Options may be exercisable for a period of not more than ten years from the date of grant, provided, however that the term of an ISO granted to an employee who owns more that 10% of the total combined voting power of all classes of stock of the Company may not exceed five years. The exercise price of NQSOs granted under the 1996 Plan may not be less than 85% of the fair market value per share of the Common Stock on the date of grant. No NQSO may be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price to that person is at least 110% of the fair market value of the stock at the time of the grant. The exercise price must be paid in full at the time an option is exercised, and at the Compensation and Option Committee's discretion, all or part of the exercise price may be paid with previously owned shares or other approved methods of payment. An option is exercisable as determined by the Compensation and Option Committee. The 1996 Plan will terminate on June 20, 2006.

     Subject to the terms as specified in any option agreement, if a Grantee's employment or consulting relationship terminates on account of disability, the Grantee may exercise any outstanding option for one year following the termination. If a Grantee dies while in the employ of the Company or during the period of the consulting arrangement, the Grantee's estate may exercise any outstanding option for one year following the Grantee's death. If termination is for any other reason, the Grantee may exercise any outstanding option for 90 days following such termination. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee.

     The 1996 Plan also permits the awarding of stock purchase rights at not less than 50% of the fair market value of the shares as of the date offered. The 1996 Plan requires the execution of a restricted stock purchase agreement in a form determined by the Compensation and Option Committee. Once a stock purchase right is exercised, the purchaser will have the rights of a shareholder and will be a shareholder when the purchase is entered on the Company's records.

     The 1996 Plan provides that, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of or reclassification of shares, or any other change in the corporate structure or shares of the Company, the Board of Directors shall make adjustments with respect to the shares that may be issued under the 1996 Plan or that are covered by outstanding options, or in the option price per share.

     In the event of a dissolution or liquidation of the Company, the Board shall notify the Grantee at least fifteen days prior to such proposed action. To the extent not previously exercised, the outstanding options will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), the outstanding options will be assumed or an equivalent option will be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the outstanding options or to substitute equivalent options, the Board of Directors will, in lieu of such assumption or substitution, provide for the Grantee to have the right to exercise all of his outstanding options. If the Board of Directors makes an option fully exercisable in lieu of assumption or substitution, in the event of a merger, the Board of Directors shall notify the Grantee that the option will be fully exercisable for a period of fifteen days from the date of such notice, and the option will terminate upon the expiration of such period. The option will be considered assumed if, following the merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares). If such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of an option for each share of stock subject to the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     The Board may at any time amend, alter, suspend or discontinue the 1996 Plan, but no amendment, alteration, suspension or discontinuation will be made which would impair the rights of any Grantee under any grant theretofore made, without such Grantee's consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act, or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the National Association of Securities Dealers or an established stock exchange), the Company shall obtain shareholder approval of any 1996 Plan amendment in such a manner and to such a degree as required. Any such amendment or termination of the 1996 Plan is not permitted to affect options already granted and such options will remain in full force and effect as if the 1996
Plan had not been amended or terminated, unless mutually agreed otherwise between the Grantee and the Board of Directors, which agreement must be in writing and signed by the Grantee and the Company.

FEDERAL INCOME TAX ASPECTS

     (a) INCENTIVE STOCK OPTIONS

     Some options to be issued under the 1996 Plan will be designated as ISOs and are intended to qualify under Section 422 of the Code. Under the provisions of that Section and the related regulations, an optionee will not be required to recognize any income for Federal income tax purposes at the time of grant of an ISO, nor is the Company entitled to any deduction. The exercise of an ISO also is not a taxable event, although the difference between the option price and the fair market value on the date of exercise is an item of tax preference for purposes of the alternative minimum tax. The taxation of gain or loss upon the sale of stock acquired upon exercise of an ISO depends in part on whether the stock is disposed of at least two years after the date the option was granted and at least one year after the date the stock was transferred to the optionee (the "ISO Holding Period").

     If the ISO Holding Period is not met, then, upon disposition of such shares (a "disqualifying disposition"), the optionee will realize compensation, taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, limited, however to the gain on sale. Any additional gain would be taxable as capital gain (see below). If the optionee disposes of the shares in a disqualifying disposition at a price that is below the fair market value of the shares at the time the ISO was exercised and such disposition is a sale or exchange to an unrelated party, the amount includible as compensation income to the optionee will be limited to the excess of the amount received on the sale or exchange over the exercise price.

     If  the  optionee   recognizes   ordinary   income  upon  a   disqualifying
disposition, the Company generally will be entitled to a tax deduction in the same amount.

     If the ISO Holding Period is met, the treatment of the gain upon the sale of the shares depends on the date the shares are sold and the period such shares were held by the optionee. With respect to sales on or before May 6, 1997, such gain is taxable as long-term capital gain at a maximum rate of 28%. With respect to sales after May 6, 1997 and on or before July 28, 1997, such gain is taxable as long-term capital gain but at a maximum rate of 20%.

     With respect to sales after July 28, 1997, if the shares were held at least 18 months as of the sale date, the gain is taxable as a long-term capital gain at a maximum rate of 20%. If, however, the sale occurs on or after July 28, 1997 and the shares were held at least one year (so as to satisfy the ISO Holding Period) but less than 18 months, the gain is taxable as a "mid-term gain" at a maximum rate of 28%.

     A maximum capital gains rate of 18% will apply to certain sales after December 31, 2000 of shares acquired upon the exercise of an ISO if such shares have been held for at least five years.

     If the ISO is exercised by delivery of previously owned shares of Common Stock in partial or full payment of the option price, no gain or loss will ordinarily be recognized by the optionee on the transfer of such previously owned shares. However, if the previously owned transferred shares were acquired through the exercise of an ISO, the optionee may realize ordinary income with respect to the shares used to exercise an ISO if such transferred shares have not been held for the ISO Holding Period. If an ISO is exercised through the payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received exceeds the number of shares surrendered, such excess shares will possibly be considered ISO stock with a zero basis.

     (b)  NON-QUALIFIED STOCK OPTIONS

     Some options to be issued under the 1996 Plan will be designated as NQSOs. If (as in the case of NQSOs granted under the 1996 Plan at this time) the NQSO does not have a "readily ascertainable fair market value" at the time of the grant, the NQSO is not included as compensation income at the time of grant. Rather, the optionee realizes compensation income only when the NQSO is exercised and the optionee has become substantially vested in the shares transferred. The shares are considered to be substantially vested when they are either transferable or not subject to a substantial risk of forfeiture. The amount of income realized is equal to the excess of the fair market value of the shares at the time the shares become substantially vested over the sum of the exercise price plus the amount, if any, paid by the optionee for the NQSO.

     If a NQSO is exercised through payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received by the optionee exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time only in the amount of the fair market value of such excess shares, and the tax basis of such excess shares will be such fair market value.

     Generally, the optionee's basis in the shares will be the exercise price plus the compensation income realized at the time of grant or exercise, whichever is applicable, and the amount, if any, paid by the optionee for the NQSO. In the compensatory option context, the optionee's basis in the shares will generally be equal to the exercise price of the option plus the amount of compensation income realized by the optionee plus the amount, if any, paid by the optionee for the option. The capital gain or loss will be short-term if the shares are disposed of within one year after the option is exercised; such short-term gains are taxable as ordinary income. If the shares are disposed of more than one year after the option is exercised and such disposition took place on or before May 6, 1997, any gain or loss will be long-term; such gains are subject to a maximum tax rate of 28%. If such disposition occurred after May 6, 1997 and on or before July 28, 1997, any long-term gains are subject to a maximum tax rate of 20%.

     With respect to sales after July 28, 1997, if the shares were held at least 18 months as of the sale date, the gain is taxable as a long-term capital gain at a maximum rate of 20%. If, however, the sale occurs on or after July 28, 1997 and the shares were held at least one year but less than 18 months, the gain is taxable as a "mid-term gain" at a maximum rate of 28%.

     A maximum capital gains rate of 18% will apply to certain sales, after December 31, 2000, of shares acquired upon the exercise of an NQSO if such shares have been held for at least five years.

     The Company is generally entitled to a deductible compensation expense in an amount equivalent to the amount included as compensation income to the optionee. This deduction is allowed in the Company's taxable year in which the income is included as compensation to the optionee.

     The preceding discussion is based upon Federal tax laws and regulations in effect on the date of this Proxy Statement, which are subject to change, and upon an interpretation of the relevant sections of the Code, their legislative histories and the income tax regulations which interpret similar provisions of the Code. Furthermore, the forgoing is only a general discussion of the Federal income tax aspects of the 1996 Plan and does not purport to be a complete description of all Federal income tax aspects of the 1996 Plan. Optionees may also be subject to state and local taxes in connection with the grant or exercise of options granted under the 1996 Plan and the sale or other disposition of shares acquired upon exercise of the options. Each employee receiving a grant of options should consult with his or her personal tax advisor regarding the Federal, state and local tax consequences of participating in the 1996 Plan.

PREVIOUSLY GRANTED OPTIONS UNDER THE 1996 PLAN

     As of March 31, 1998, the Company had granted options, net of cancellations, to purchase an aggregate of 440,000 shares of Common Stock under the 1996 Plan at exercise prices ranging from $3.38 to $8.00 per share. The weighted average exercise price of such options is $4.19 per share. As of March 31, 1998, approximately 62,125 options to purchase shares were vested and no options to purchase shares had been exercised under the 1996 Plan.

     The following  table sets forth the options  granted under the 1996 Plan to
(i) the Named Executives; (ii) each nominee for election as a Director; (iii) all current executive officers as a group; (iv) all current Directors who are not executive officers as a group; (v) each associate of any of such Directors, executive officers or nominees; (vi) each person who has received or is to receive 5% of such options or rights; and (vii) all employees, including all current officers who are not executive officers, as a group:



                                         Options Granted        Weighted Average
              Name                    through March 31, 1998     Exercise Price
              ----                    ----------------------    ----------------

Gregg M. Azcuy..................              100,000               $4.20

Louis J. Altieri................               25,000               $4.30

David J. Boyle..................               74,000               $3.41

Priyan Guneratne................               32,000               $4.47

Michael E. Faherty..............                   --                  --

Gale R. Aguilar.................                   --                  --

James K. Dutton.................                   --                  --

Donald E. Fowler................                   --                  --

Frank R. Triolo.................                   --                  --

Thomas I. Unterberg.............                   --                  --

All current executive officers
   as a group (4 persons).......              231,000               $3.99

All current Directors who are
   not executive officers as a
   group (6 persons)............                   --                  --

All  employees,   including  all
   current  officers who are not
   executive   officers   as   a
   group (34 persons)...........              209,000               $4.57


     As of March 31, 1998, the market value of the Common Stock underlying the 1996 Plan was $4.00 per share.

PROPOSED AMENDMENT

     Shareholders are being asked to consider and vote upon a proposed amendment to the 1996 Plan (the "1996 Plan Amendment") to increase the maximum number of shares of Common Stock available for issuance under the 1996 Plan from 600,000 to 1,600,000 shares and to reserve an additional 1,000,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted under the 1996 Plan.

     The Board of Directors believes that the 1996 Plan Amendment provides an important inducement to recruit and retain the best available personnel. The Board of Directors believes that providing employees, non-employee Directors and consultants with an opportunity to invest in the Company will give them additional incentives to maintain and increase their efforts on behalf of the Company and rewards them appropriately for such efforts.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1996 PLAN AMENDMENT.

           PROPOSED AMENDMENT TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The Purchase Plan was adopted by the Board of Directors on April 19, 1995 and approved by shareholders of the Company on June 7, 1995. The purpose of the Purchase Plan is to provide a further incentive for employees to promote the best interests of the Company and to encourage stock ownership by employees in order to participate in the Company's economic progress. The Purchase Plan provides these opportunities through payroll savings, an attractive purchase price and favorable income tax consequences. Substantially all employees of the Company and its subsidiaries are eligible to participate in the Purchase Plan. A total of 150,000 shares are reserved for issuance under the Purchase Plan.

     The Purchase Plan is intended to form part of an overall compensation structure for the Company, in conjunction with the Company's stock option plans and its Savings and Protection Plan, to provide an additional source for employees to share in the Company's prospects for equity growth. The Board of Directors believes that a broad-based plan, such as the Purchase Plan, serves as an important element in promoting equity ownership among employees generally. At March 31, 1998, the Company had approximately 108 full-time employees.

     In general, the Purchase Plan provides for eligible employees to designate in advance of specified purchase periods (which are currently semi-annual) a percentage of compensation (up to 10%) to be withheld from their pay and applied toward the purchase of such number of whole shares of Common Stock as can be purchased at a price of 85% of the lesser of the stock's trading price at the beginning or the end of each such six month period. No employee can purchase more than $25,000 worth of stock annually and no stock can be purchased by any person which would result in the purchaser owning five percent or more of the total combined voting power or value of all classes of stock of the Company.

     The Purchase Plan is intended to satisfy the requirements of Section 423(b) of the Code which requires that it be approved by shareholders within one year of the earlier of its adoption by the Board of Directors or the Purchase Plan's effective date. In addition, the Purchase Plan is intended to comply with certain requirements of Rule 16b-3 under the Exchange Act, in particular with respect to "disinterested administration" of the Purchase Plan by non-participating members of the Board of Directors. As a result, acquisitions of shares of Common Stock pursuant to the Purchase Plan by officers and Directors are not subject to matching and "short-swing profit recapture" under Section 16(b) of the Exchange Act. Messrs. Aguilar, Dutton, Faherty, Triolo, Fowler and Unterberg, each a non-employee Director who is ineligible to participate in the Purchase Plan, serve on the committee which administers the Purchase Plan.

     The term of the Purchase Plan will extend through December 31, 1999, unless terminated earlier by the Board of Directors. The Board of Directors generally has the right to amend or terminate the Purchase Plan without the consent of participants or shareholders, subject to certain exceptions.

     Each person employed by the Company (except short-term, part-time, or seasonal employees) is eligible to participate in the Purchase Plan (an "Eligible Employee"), provided he or she is not, as of the day preceding the first day of the Purchase Period (as defined below), deemed, for purposes of
Section 423(b)(3) of the Code, to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. An Eligible Employee must complete at least six months service as of the first day of the Purchase Period (as defined below).

     Under the Purchase Plan, a separate option to purchase shares of Common Stock will be granted to each Eligible Employee as of the first day of each Purchase Period as defined below. The option grant applies automatically to all Eligible Employees, but to participate in the Purchase Plan, further action is required as explained below. A Purchase Period will be a period of six or twelve months (as elected in advance by the committee administering the Purchase Plan), during which time payroll deductions will be made to fund the purchase of shares subject to option (the "Purchase Period"). The maximum number of shares an Eligible Employee is eligible to purchase for any Purchase Period is $25,000 ($12,500 for a six-month Purchase Period) divided by 100% of the fair market value of a share of Common Stock on the first day of each applicable Purchase Period. If, as of the first day of each such Purchase Period, an Eligible Employee would be deemed for purposes of Section 423(b)(3) of the Code to own stock of the Company (including any number of shares which such person is entitled to purchase under the Purchase Plan) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, the maximum number of shares such person will be entitled to purchase pursuant to the Purchase Plan will be reduced. Options granted to Eligible Employees who fail to authorize payroll deductions will automatically lapse.

     The purchase price per share of the Common Stock sold under the Purchase Plan for any Purchase Period will be equal to the lesser of (a) 85% of the "fair market value" of a share of Common Stock on the first day of such Purchase Period, or (b) 85% of the "fair market value" of a share of Common Stock on the last day of such Purchase Period (the "Exercise Date"). The fair market value will be deemed to be the average of the closing bid and asked prices of the Common Stock reported by Nasdaq, or as the case may be, the last reported sales price of the Common Stock on such date as reported by the Nasdaq National Market or the Nasdaq SmallCap Market, as applicable, or the national securities exchange on which such stock is listed and traded, or in each such case where there is no trading on such date, on the previous date on which there is such trading.

     In order to purchase shares pursuant to an option, an Eligible Employee must sign a stock purchase agreement (the "Stock Purchase Agreement") and properly return it as instructed in advance of the first day of each Purchase Period. By doing so, the employee becomes a participant (each a "Participant") in the Purchase Plan. Under the Stock Purchase Agreement, each Eligible Employee who elects to participate in the Purchase Plan must authorize contributions to the Purchase Plan through regular payroll deductions, effective as of the first day of the relevant Purchase Period. A Participant may authorize payroll deductions from his or her cash W-2 compensation, as defined in the Purchase Plan ("W-2 Compensation"), for each payroll period, of a specified percentage of such compensation, not less than 1% and not more than 10%, in multiples of 1/2%. The amount of payroll deduction must be established at the beginning of a Purchase Period and may not be altered, except for complete discontinuance. The payroll deduction authorized by a Participant will be credited to an individual account maintained for the Participant under the Purchase Plan (an "Account").

     For  any  particular  Purchase  Period,  the  committee  administering  the
Purchase Plan may elect, in advance, a trust administration option whereby the amounts of payroll deductions taken for Participants will be deposited regularly in a trust established by the Company with an institutional trustee for the benefit of Participants (the "Trust Administration Option"). Unless withdrawn earlier, the funds held for the respective Participants (together with applicable earnings) will be applied by the trustee on the Exercise Date to purchase shares of Common Stock for each such Participant in accordance with the Purchase Plan. The Company will pay all the expenses of trust establishment and administration, but will not have a lien over, or reversionary interest in, the trust assets. Withdrawals by Participants during a Purchase Period while the Trust Administration Option is in effect will entitle the withdrawing Participants to their respective shares of earnings by the trust on their accumulated payroll deductions.

     Shares of Common Stock acquired pursuant to the exercise of options under the Purchase Plan and funded pursuant to payroll deductions as provided in the Stock Purchase Agreement are to be offered and sold to Eligible Employees solely pursuant to an effective Registration Statement filed under the Securities Act of 1933, as amended.

     If there is credited to the Account of a Participant as of any Exercise Date an amount at least equal to the purchase price determined under the Purchase Plan of one share of Common Stock for the current Purchase Period, the Participant will purchase, and the Company will sell, at such price the largest number of whole shares of Common Stock which can be purchased with the amount credited to his or her Account. In no event will fractional shares be issued. Any balance remaining in a Participant's Account at the end of a Purchase Period (not in excess of the purchase price of one share of Common Stock) will be carried forward into a Participant's Account for the following Purchase Period.

     No Participant may, in any calendar year, purchase such number of shares under the Purchase Plan which, when aggregated with all other shares of stock of the Company which he or she may be entitled to purchase under any other employee stock purchase plan of the Company which meets the requirements of Section 423(b) of the Code, exceeds $25,000 in fair market value. Since the exclusive method for purchasing shares under the Purchase Plan is through payroll deductions whose maximum limit is 10% of W-2 Compensation, the 10% limitation will be the effective limit on purchases of stock under the Purchase Plan for substantially all employees.

     If, as of the Exercise Date in any Purchase Period, the aggregate funds available for the purchase of shares of Common Stock would result in a purchase of shares in excess of the maximum number of shares then available for purchase under the Purchase Plan, the number of shares which would otherwise be purchased by each Participant on the Exercise Date will be reduced by a factor relative to the payroll deduction accumulation for each Participant.

INCOME TAX CONSEQUENCES

     Options issued under the Purchase Plan are intended to be options issued pursuant to an "Employee Stock Purchase Plan" within the meaning of Section 423 of the Code. Accordingly, if a Participant exercises an option and disposes of the shares after the later of (i) two years from the date the option is granted or (ii) one year from the date the shares are issued (the "Holding Period"), and remains an employee at all times during the period beginning with the date the option is granted and ending three months before the date it is exercised, he or she will be entitled for Federal income tax purposes to special tax treatment. Under such circumstances, any gain realized upon disposition of the shares will be treated as ordinary income to the extent of the lesser of (i) 15% of the fair market value of the shares on the date the option was granted, or (ii) the amount by which the fair market value of the shares on the date of disposition exceeded the option price. The taxation of any further gain depends on the date the shares are sold and the period such shares were held by the Participant. With respect to sales on or before May 6, 1997, such gain is taxable as long term capital gain at a maximum rate of 28%. With respect to sales after May 6, 1997 and on or before July 28, 1997, such gain is taxable as long-term capital gain but at a maximum rate of 20%.

     With respect to sales after July 28, 1997, if the shares were held at least 18 months as of the sale date, the gain is taxable as long-term capital gain at a maximum rate of 20%. If, however, the sale occurs on or after July 28, 1997 and the shares were held at least one year (so as to satisfy the Holding Period) but less than 18 months, the gain is taxable as a "mid-term gain" at a maximum rate of 28%.

     A maximum capital gains rate of 18% will apply to certain sales after December 31, 2000 of shares acquired under the Purchase Plan if such shares have been held for at least five years.

     The Company will not be entitled to any tax deduction for Federal income tax purposes with respect to shares so acquired and disposed of by a Participant.

     The Purchase Plan does not contain any provisions requiring a Participant to hold the optioned stock for any period after exercise of the option, nor to acquire such stock for investment purposes. However, unless a Participant holds the stock for more than two years after the option is granted and one year after the stock is issued, he or she will not be entitled to favorable capital gain treatment for Federal income tax purposes on any increase in fair market value of the stock between the date the option was granted and the date the option was exercised. If the Participant disposes of the stock within such one-year period or such two-year period, any excess of the fair market value on the date of exercise over the option price is taxable as ordinary income to him or her and is deductible by the Company for Federal income tax purposes.

     The number of shares of Common Stock which can be purchased pursuant to options under the Purchase Plan are subject to adjustment in the event of certain recapitalizations of the Company. Participants' rights to purchase stock pursuant to the Purchase Plan are not transferable. Generally, the Company's Board of Directors, without the consent of Participants, can terminate or amend the Purchase Plan, except that no such action can adversely affect options previously granted and, without shareholder approval, the Board may not: (i) increase the total amount of Common Stock allocated to the Purchase Plan (except for permitted capital adjustments); (ii) change the class of Eligible Employees;
(iii) decrease the minimum purchase price; (iv) extend a Purchase Period; or (v) extend the term of the Purchase Plan.

PREVIOUSLY ISSUED SHARES UNDER THE PURCHASE PLAN

     As of March 31, 1998, the Company had issued an aggregate of 112,578 shares of Common Stock under the Purchase Plan at a weighted average issuance price of $2.15 per share. The following table sets forth the shares issued under the Purchase Plan to (i) the Named Executives; (ii) all current executive officers as a group; (iii) all current Directors who are not executive officers as a group; (iv) each associate of any of such Directors, executive officers or nominees; (v) each person who has received or is to receive 5% of such options or rights; and (vi) all employees, including all current officers who are not executive officers, as a group:



                                          Shares Issued         Weighted Average
                Name                  through March 31, 1998     Issuance Price
                ----                  ----------------------    ----------------


Gregg M. Azcuy..................                  762              $3.47

Louis J. Altieri................                9,156              $2.64

David J. Boyle..................                2,833              $3.92

Priyan Guneratne................                6,990              $2.88

All current executive officers
   as a group (4 persons).......               19,741              $2.94

All current Directors who are
   not executive officers as a
   group (6 persons)............                1,157(1)           $2.815(1)

All  employees,   including  all
   current  officers who are not
   executive   officers   as   a
   group (58 persons)...........               91,680              $2.39


---------------

(1) Represents shares issued to Michael E. Faherty in 1996. The Company employed Mr. Faherty as its Chief Executive Officer until June 20, 1996. Presently, Mr. Faherty serves as the Chairman of the Company's Board of Directors but is no longer an executive officer of the Company.

     As of March 31, 1998, the market value of the Common Stock underlying the shares issued pursuant to the Purchase Plan was $4.00 per share.

PROPOSED AMENDMENT

     Shareholders are being asked to consider and vote upon a proposed amendment to the Purchase Plan (the "Purchase Plan Amendment") to increase the maximum number of shares of Common Stock available for issuance under the Purchase Plan from 150,000 to 400,000 shares and to reserve an additional 250,000 shares of Common Stock of the Company for issuance under the Purchase Plan.

     The Board of Directors believes that the Purchase Plan Amendment provides an important inducement to encourage investment in the Common Stock of the Company by its employees. The Board of Directors believes that the Purchase Plan provides employees with an opportunity to invest in the Company through payroll savings, an attractive purchase price and favorable income tax consequences.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PURCHASE PLAN AMENDMENT.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has, subject to shareholder approval, retained Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1998. Ernst & Young LLP also served as independent auditors of the Company for 1997. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as independent auditors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1998.

     One or more representatives of Ernst & Young LLP is expected to attend the Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from shareholders.

                             SHAREHOLDERS' PROPOSALS

     Shareholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Shareholders must advise the Secretary of the Company of such proposals in writing by December 24, 1998.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy Statement, and the entire cost of such solicitation will be borne directly by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

     ECCS, INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1997, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS SHAREHOLDERS OF RECORD ON APRIL 13, 1998, AND TO EACH BENEFICIAL SHAREHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO LOUIS J. ALTIERI, VICE PRESIDENT, FINANCE AND ADMINISTRATION, ECCS, INC., ONE SHEILA DRIVE, BLDG. 6A, TINTON FALLS, NEW JERSEY 07724, TELEPHONE NUMBER (732) 747-6995. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                    By Order of the Board of Directors


                                    David J. Sorin, Secretary

Tinton Falls, New Jersey
April 23, 1998

                                   ECCS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR THE ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby constitutes and appoints Michael E. Faherty and Gregg M. Azcuy, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Common Stock of ECCS, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, One Sheila Drive, Tinton Falls, New Jersey at 9:00 A.M., local time, on Thursday, June 4, 1998 and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Shareholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4.



                 (Continued and to be signed on reverse side.)


                        VOTE FOR all the
                   nominees listed at right;
                     except as marked to       VOTE WITHHELD
                     the contrary below        from all nominees

1.  ELECTION OF                                                    Nominees:  Michael E. Faherty
    DIRECTORS            --------                 --------                    Gregg M. Azcuy
                                                                              Gale R. Aguilar
                                                                              James K. Dutton
                                                                              Donald E. Fowler
                                                                              Frank R. Triolo
                                                                              Thomas I. Unterberg



To withhold authority for any individual nominee, write that nominee's name in the space provided below.


------------------------------------------------------------------


2. APPROVAL OF PROPOSAL TO AMEND THE COMPANY'S 1996 STOCK PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UPON THE EXERCISE OF OPTIONS GRANTED UNDER SUCH PLAN FROM 600,000 TO 1,600,000 SHARES.

FOR                          AGAINST                       ABSTAIN
      -------                           -------                       -------


3. APPROVAL OF PROPOSAL TO AMEND THE COMPANY'S 1995 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER SUCH PLAN FROM 150,000 TO 400,000 SHARES.

FOR                          AGAINST                       ABSTAIN
      -------                           -------                       -------


4. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 1998.

FOR                          AGAINST                       ABSTAIN
      -------                           -------                       -------


5. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

Dated:                                    This proxy  must be signed  exactly as
      --------------------------          the name appears hereon.
                                          When shares are held by joint
--------------------------------          tenants, both should sign.  If the
    Signature of Shareholder              signer is a corporation, please sign
                                          full corporate name by duly
--------------------------------          authorized officer, giving full title
Signature of Shareholder                  as such. If the signer is a partner-
if held jointly                           ship, please sign in partnership name
                                          by authorized person.

I will         will not            attend the Meeting.
      ------              -------

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                                                      APPENDIX A
                                   ECCS, INC.

                           1996 STOCK PLAN, AS AMENDED

     1. Purposes of the Plan. The purposes of this Stock Plan are to attract and
        --------------------
retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, non-Employee members of the Board and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-statutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

     2. Certain  Definitions.  As used herein,  the following  definitions shall
        --------------------
apply:

     (a) "Administrator"  means  the Board or any of its  Committees  appointed
          -------------
pursuant to Section 4 of the Plan.

     (b) "Board" means the Board of Directors of the Company.
          -----

     (c) "Code" means the Internal Revenue Code of 1986, as amended.
          ----

     (d) "Committee" means the Committee  appointed by the Board of Directors in
          ---------
accordance with paragraph (a) of Section 4 of the Plan.

     (e) "Common Stock" means the Common Stock of the Company.
          ------------

     (f) "Company" means ECCS, Inc., a New Jersey corporation.
          -------

     (g) "Consultant" means any person,  including an advisor, who is engaged by
          ----------
the Company or any Parent or subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

     (h)   "Continuous   Status  as  an  Employee"  means  the  absence  of  any
            -------------------------------------
interruption or termination of the employment relationship by the Company or any Subsidiary. Continuous Status as an Employee shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

     (i) "Employee" means any person, including officers and directors, employed
          --------
by the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

     (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.
          ------------

     (k) "Fair Market  Value" means,  as of any date,  the value of Common Stock
          ------------------
determined as follows:

          (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable or;

          (ii) If the Common Stock is quoted on Nasdaq (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

          (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

     (l)  "Incentive  Stock  Option"  means an Option  intended to qualify as an
           ------------------------
incentive stock option within the meaning of Section 422 of the Code.

     (m) "Nonstatutory  Stock Option" means an Option not intended to qualify as
          --------------------------
an Incentive Stock Option.

     (n) "Option" means a stock option granted pursuant to the Plan.
          ------

     (o) "Optioned Stock" means the Common Stock subject to an Option.
          --------------

     (p) "Optionee" means an Employee or Consultant who receives an Option.
          --------

     (q)  "Parent"  means  a  "parent  corporation",  whether  now or  hereafter
           ------
existing, as defined in Section 424(e) of the Code.

     (r) "Plan" means this 1996 Stock Plan.
          ----

     (s) "Restricted  Stock" means shares of Common Stock acquired pursuant to a
          -----------------
grant of stock purchase rights under Section 11 below.

     (t) "Share"  means a share of the Common  Stock,  as adjusted in accordance
          -----
with Section 13 of the Plan.

     (u) "Subsidiary" means a "subsidiary corporation", whether now or hereafter
          ----------
existing, as defined in Section 424(f) of the Code.

     3. Stock  Subject to the Plan.  Subject to the  provisions of Section 13 of
        --------------------------
the Plan, the maximum aggregate number of shares which may be optioned and sold under the Plan is 1,600,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock.

     If an option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

     4. Administration of the Plan.
        --------------------------

          (a) Procedure.
              ---------

          (i)  Administration  With  Respect to  Directors  and  Officers.  With
               ----------------------------------------------------------
     respect to grants of Options or stock purchase rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

          (ii) Multiple  Administrative  Bodies. If permitted by Rule 16b-3, the
               --------------------------------
     Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers.

          (iii)  Administration With Respect to Consultants and Other Employees.
                 --------------------------------------------------------------
     With respect to grants of Options or stock purchase rights to Employees who are neither directors nor officers of the Company or to Consultants, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of New Jersey corporate law and applicable securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

     (b) Powers of the Administrator.  Subject to the provisions of the Plan and
         ---------------------------
in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

          (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(k) of the Plan;

          (ii) to select the officers, Consultants and Employees to whom Options and stock purchase rights may from time to time be granted hereunder;

          (iii) to determine whether and to what extent Options and stock purchase rights or any combination thereof, are granted hereunder;

          (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

          (v) to approve forms of agreement for use under the Plan;

          (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

          (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

          (viii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

          (ix) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

          (x) to determine the terms and restrictions applicable to stock purchase rights and the Restricted Stock purchased by exercising such stock purchase rights.

     (c) Effect of  Committee's  Decision.  All  decisions,  determinations  and
         --------------------------------
interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5. Eligibility.
        -----------

     (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

     (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

     (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

     (d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

     6. Term of Plan. The Plan shall become  effective upon the earlier to occur
        ------------
of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 19 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

     7. Term of Option.  The term of each Option shall be the term stated in the
        --------------
Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8. Option Exercise Price and Consideration.
        ---------------------------------------

     (a) The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be subject to the following:

          (i) In the case of an Incentive Stock Option

               (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

               (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (ii) In the case of a Nonstatutory Stock Option

               (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

               (B) granted to any person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

     (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds
required  to  pay  the  exercise   price,   (7)  by
delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9. Exercise of Option.
        ------------------

     (a) Procedure for Exercise;  Rights as a  Shareholder.  Any Option  granted
         -------------------------------------------------
hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

     An Option may not be exercised for a fraction of a Share.

     An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
Section 11 of the Plan.

     Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     (b) Termination of Employment. In the event of termination of an Optionee's
         -------------------------
consulting relationship or Continuous Status as an Employee with the Company (as the case may be), such Optionee may, but only within ninety (90) days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding ninety (90) days) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (c) Disability of Optionee.  Notwithstanding the provisions of Section 9(b)
         ----------------------
above, in the event of termination of an Optionee's consulting relationship or Continuous Status as an Employee as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (d) Death of Optionee. In the event of the death of an Optionee, the Option
         -----------------
may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

     (e) Rule 16b-3.  Options granted to persons subject to Section 16(b) of the
         ----------
Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     (f) Buyout  Provisions.  The Administrator may at any time offer to buy out
         ------------------
for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability  of Options.  The Option may not be sold, pledged,
          -------------------------------
assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11. Stock Purchase Rights.
         ---------------------

     (a) Rights to Purchase.  Stock purchase  rights may be issued either alone,
         ------------------
in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer stock purchase rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 50% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the stock purchase right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

     (b) Repurchase Option. Unless the Administrator  determines otherwise,  the
         -----------------
Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Committee may determine.

     (c) Other Provisions. The Restricted Stock purchase agreement shall contain
         ----------------
such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

     (d) Rights as a  Shareholder.  Once the stock  purchase right is exercised,
         ------------------------
the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock purchase right is exercised, except as provided in Section 13 of the Plan.

     12.  Stock  Withholding  to Satisfy  Withholding  Tax  Obligations.  At the
          -------------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this paragraph. When an Optionee incurs tax liability in connection with an Option or stock purchase right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the stock purchase right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

     (a) the election must be made on or prior to the applicable Tax Date;

     (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Right as to which the election is made;

     (c) all elections shall be subject to the consent or disapproval of the Administrator;

     (d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or stock purchase right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     13.  Adjustments Upon Changes in Capitalization  or Merger.  Subject to any
          -----------------------------------------------------
required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common
Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

     In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of at least fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option or right confers the right to purchase, for each Share of stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger was not solely common stock of the successor corporation or its Parent, the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14. Time of Granting Options. The date of grant of an Option shall, for all
         ------------------------
purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15. Amendment and Termination of the Plan.
         -------------------------------------

     (a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

     (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

     16. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant
         ----------------------------------
to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     17. Reservation of Shares. The Company,  during the term of this Plan, will
         ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     18.  Agreements.  Options and stock  purchase  rights shall be evidenced by
          ----------
written agreements in such form as the Board shall approve from time to time.

     19.  Shareholder  Approval.  Continuance  of the Plan  shall be  subject to
          ---------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     20.  Information to Optionees.  The Company shall provide to each Optionee,
          ------------------------
during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

                                                                      APPENDIX B

                                   ECCS, INC.

                  1995 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED


                                 I. DEFINITIONS
                                 --------------

     Account means the Employee  Stock Purchase Plan Account  established  for a
     -------
Participant under Section IX hereunder.

     Board of Directors shall mean the Board of Directors of the Company.
     ------------------

     Code shall mean the Internal Revenue Code of 1986, as amended.
     ----

     Committee shall mean the Stock Purchase Plan Committee appointed and acting
     ---------
in accordance with the terms of the Plan.

     Common Stock shall mean shares of the  Company's  Common  Stock,  par value
     ------------
$.01 per share, and any security into which such stock shall be converted or shall become by reason of changes in its nature such as by way of recapitalization, reclassification, changes in par value, merger, consolidation or similar transaction.

     Company shall mean ECCS,  Inc, a New Jersey  corporation.  When used in the
     -------
Plan with reference to employment, Company shall include Subsidiaries.

     Compensation  shall mean the total cash  compensation  paid to an  Eligible
     ------------
Employee by the Company, as reportable on IRS Form W-2, plus any reductions from an Eligible Employee's compensation under the Company's Savings and Protection Plan, as amended from time to time. Notwithstanding the foregoing, Compensation shall not include bonuses, overtime pay or commissions based on sales.

     Effective Date shall mean July 1, 1995.
     --------------

     Eligible  Employees  shall mean only those persons who, as of the first day
     -------------------
of a Purchase Period, are Employees who have completed at least six months of service and who are not, as of the day preceding the first day of the Purchase Period, deemed for purposes of Section 423(b)(3) of the Code to own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company.

     Employees  shall  mean all  persons  who are  employed  by the  Company  as
     ---------
common-law employees, excluding persons (i) who have been employed less than six months, (ii) whose customary employment is 20 hours or less per week, or (iii) whose customary employment is for not more than five months in a calendar year.

     Exchange Act shall mean the Securities Exchange Act of 1934, as amended.
     ------------

     Exercise Date shall mean the last day of a Purchase Period.
     -------------

     Fair Market Value shall mean as of any date: (i) the average of the closing
     -----------------
bid and asked  prices on such date of the Common  Stock as quoted by Nasdaq;  or
(ii), as the case may be, the last reported sales price of the Common Stock on such date as reported by the Nasdaq National Market or the Nasdaq SmallCap Market, as applicable, or the principal national securities exchange on which such stock is listed and traded, or in each such case where there is no trading on such date, on the first previous date on which there is such trading.

     Participant  shall mean an Eligible  Employee who elects to  participate in
     -----------
the Plan under Section VII hereunder.

     Plan shall mean the ECCS,  Inc. 1995 Employee  Stock  Purchase Plan, as set
     ----
forth herein and as amended from time to time.

     Purchase  Period  shall  mean (a) for 1995,  the period  commencing  on the
     ----------------
Effective Date and ending on December 31, 1995; and (b) thereafter, a period of six calendar months or one calendar year, in each case as elected by the Committee not less than 60 days in advance of the commencement of such period. A Purchase Period shall begin on the first business day of, and end on the last business day of, each such calendar period. In the absence of any such election, Purchase Periods subsequent to the first period shall be for one calendar year. The last Purchase Period under the Plan shall terminate on or before the date of termination of the Plan provided in Section XXIII.

     Subsidiary shall mean any corporation  which is a subsidiary of the Company
     ----------
within the meaning of Section 425(f) of the Code.

     Termination of Service shall mean the earliest of the following events with
     ----------------------
respect to a Participant: his retirement, death, quit, discharge or permanent separation from service with the Company.

     The masculine gender includes the feminine, the singular number includes the plural and the plural number includes the singular unless the context otherwise requires.

                                   II. PURPOSE
                                   -----------

     It is the purpose of this Plan to provide a means whereby Eligible Employees may purchase Common Stock through payroll deductions. It is intended to provide a further incentive for Employees to promote the best interests of the Company and to encourage stock ownership by Employees in order to participate in the Company's economic progress.

     It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code and the provisions of the Plan shall be construed in a manner consistent with the Code.

                               III. ADMINISTRATION
                               -------------------

     The Plan shall be administered by a Committee selected by the Board of Directors from among its members, which shall consist of not less than two members. Membership of the Committee shall be composed, and administration of the Plan shall be conducted, at all times in accordance with the requirements for disinterested administration under Rule 16b-3(c) promulgated pursuant to the Exchange Act. The Committee shall have authority to make rules and regulations for the administration of the Plan, and its interpretation and decisions with regard thereto shall be final and conclusive. The Committee shall have all necessary authority to communicate, from time to time, with Eligible Employees and Participants for purposes of administering the Plan, and shall notify Eligible Employees promptly of its election of the term of each forthcoming Purchase Period, if other than a calendar year, and of its election to utilize the Trust Administration Option referred to in Section IX.


                                   IV. SHARES
                                   ----------

     There shall be 400,000 shares of Common Stock reserved for issuance to and purchase by Participants under the Plan, subject to adjustment in accordance with Section XXI hereof. The shares of Common Stock subject to the Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock reacquired by the Company. Shares of Common Stock involved in any unexercised portion of any terminated option may again be subject to options to purchase granted under the Plan.


                                V. PURCHASE PRICE
                                -----------------

     The purchase price per share of the shares of Common Stock sold to Participants under this Plan for any Purchase Period shall be the lesser of (a) 85% of the Fair Market Value of a share of Common Stock on the first day of such Purchase Period, or (b) 85% of the Fair Market Value of a share of Common Stock on the Exercise Date of such Purchase Period.


                     VI. GRANT OF OPTION TO PURCHASE SHARES
                     --------------------------------------

     Each Eligible Employee shall be granted an option effective on the first day of each Purchase Period to purchase a number of full shares of Common Stock (subject to adjustment as provided in Section XXI). The maximum number of shares an Eligible Employee shall be eligible to purchase for any Purchase Period is $25,000 ($12,500 for a Purchase Period of six months) divided by 100% of the Fair Market Value of a share of Common Stock on the first day of the Purchase Period.

     Anything herein to the contrary notwithstanding, if, as of the first day of a Purchase Period, any Eligible Employee entitled to purchase shares hereunder would be deemed for the purposes of Section 423(b)(3) of the Code to own stock (including any number of shares which such person would be entitled to purchase hereunder) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, the maximum number of shares which such person shall be entitled to purchase pursuant to the Plan shall be reduced to that number which when added to the number of shares of stock of the Company which such person is so deemed to own (excluding any number of shares which such person would be entitled to purchase hereunder), is one less than such 5%.


                          VII. ELECTION TO PARTICIPATE
                          ----------------------------

     An Eligible Employee may elect to become a Participant in this Plan by completing a "Stock Purchase Agreement" form prior to the first day of the Purchase Period. In the Stock Purchase Agreement, the Eligible Employee shall authorize regular payroll deductions from his Compensation subject to the limitations in Section VIII below. Options granted to Eligible Employees who fail to authorize payroll deductions will automatically lapse. If a Participant's payroll deductions allow him to purchase fewer than the maximum number of shares of Common Stock to which his option entitles him, the option with respect to the shares which he does not purchase will lapse as of the last day of the Purchase Period.

     The execution and delivery of the Stock Purchase Agreement as between the Participant and the Company shall be conditioned upon the compliance by the Company at such time with Federal (and any applicable state) securities laws.


                            VIII. PAYROLL DEDUCTIONS
                            ------------------------

     An Eligible Employee may authorize payroll deductions from his Compensation for each payroll period of a specified percentage of such Compensation, not less than 1% and not more than 10%, in multiples of 1/2%.

     The amount of payroll deduction shall be established at the beginning of a Purchase Period and may not be altered, except for complete discontinuance under
Section XI, XIII or XIV hereunder.

                       IX. EMPLOYEE STOCK PURCHASE ACCOUNT
                         AND TRUST ADMINISTRATION OPTION
                       -----------------------------------

     An Employee Stock Purchase Account will be established for each Participant in the Plan. Payroll deductions made under Section VIII will be credited to the individual Accounts. In the event the Committee determines with respect to any Purchase Period, not to utilize the "Trust Administration Option" set forth in the next paragraph, no interest or other earnings will be credited to a Participant's Account.

     With respect to any one or more Purchase Periods, the Committee may elect to utilize, in addition to the separate accounting for payroll deductions provided in the Plan, the option to administer the funding of the Accounts through a trust established pursuant to a trust agreement between the Company and an institution exercising fiduciary powers (the "Trust Administration Option") as hereinafter set forth in this paragraph. The Company shall provide for the funding of each Account on a regular basis during each Purchase Period reflecting payroll deductions of Participants and shall cause such sums to be deposited within 15 days following such deductions in a trust account at such institution and upon such terms as are established by the Committee. The trust account assets shall be invested in shares of a tax-exempt money-market registered investment company designated in the trust agreement, which designation shall not be changed during the Purchase Period. Assets deposited in the aforesaid trust account shall be commingled, but a separate accounting shall be kept for each Participant's interest therein. Each Participant shall be credited with his allocable share of the earnings of the trust account, which credits shall be reflected in each Participant's Account balance hereunder. At all times, the funds in such trust account shall be considered the property of the respective Participants, and no part of the trust account assets may at any time revert to, or be subject to any lien or claim of, the Company; provided, however, that such trust account assets may be used only for the purchase of shares as provided in Section X hereof or for withdrawal by or return to Participants (or their beneficiaries) as provided in Sections XI, XIII or XXIII hereof.


                              X. PURCHASE OF SHARES
                              ---------------------

     If, as of any Exercise Date, there is credited to the Account of a Participant an amount at least equal to the purchase price of one share of Common Stock for the current Purchase Period, as determined in Section V, the Participant shall buy and the Company shall sell at such price the largest number of whole shares of Common Stock which can be purchased with the amount in his Account.

     Any balance remaining in a Participant's Account at the end of a Purchase Period will be carried forward into the Participant's Account for the following Purchase Period. In no event will the balance carried forward be equal to or exceed the purchase price of one share of Common Stock as determined in Section V above. Notwithstanding the foregoing provisions of this paragraph, if as of any Exercise Date the provisions of Section XV are applicable to the Purchase Period ending on such Exercise Date, and the Committee reduces the number of shares which would otherwise be purchased by Participants on such Exercise Date, the entire balance remaining credited to the Account of each Participant after the purchase of the applicable number of shares of Common Stock on such Exercise Date shall be refunded to each such Participant. Except with respect to a Purchase Period for which the Trust Administration Option has been elected, no refund of an Account balance made pursuant to the Plan shall include any amount in respect of interest or other imputed earnings.

     Anything herein to the contrary notwithstanding, no Participant may, in any calendar year, purchase a number of shares of Common Stock under this Plan which, together with all other shares of stock of the Company and its Subsidiaries which he may be entitled to purchase in such year under all other employee stock purchase plans of the Company and its subsidiaries which meet the requirements of Section 423(b) of the Code, have an aggregate Fair Market Value (measured as of the first day of each applicable Purchase Period) in excess of $25,000. The limitation described in the preceding sentence shall be applied in a manner consistent with Section 423(b)(8) of the Code.


                                 XI. WITHDRAWAL
                                 --------------

     A Participant may withdraw from the Plan at any time prior to the Exercise Date of a Purchase Period by filing a notice of withdrawal. Upon a Participant's withdrawal, the payroll deductions shall cease for the next payroll period and the entire amount credited to his Account shall be refunded to him. Any Participant who withdraws from the Plan may again become a Participant hereunder at the start of the next Purchase Period in accordance with Section VII.


                       XII. ISSUANCE OF STOCK CERTIFICATES
                       -----------------------------------

     The shares of Common Stock purchased by a Participant shall, for all purposes, be deemed to have been issued and sold at the close of business on the Exercise Date. Prior to that date, none of the rights or privileges of a stockholder of the Company shall exist with respect to such shares. Stock certificates shall be registered either in the Participant's name or jointly in the names of the Participant and his spouse, as the Participant shall designate in his Stock Purchase Agreement. Such designation may be changed at any time by filing notice thereof. Certificates representing shares of purchased Common Stock shall be delivered promptly to the Participant following issuance.


                          XIII. TERMINATION OF SERVICE
                          ----------------------------

     (a) Upon a Participant's Termination of Service for any reason other than retirement or death, no payroll deduction may be made from any Compensation due him as of the date of his Termination of Service and the entire balance credited to his Account shall be automatically refunded to him.

     (b) Upon a Participant's retirement from the Company after age 55, no payroll deduction shall be made from any Compensation due him as of the date of his retirement. Such a Participant may, prior to Retirement, elect:

     (1) to have the entire amount credited to his Account as of the date of his retirement refunded to him, or

     (2) to have the entire amount credited to his Account held therein and utilized to purchase shares on the Exercise Date as provided in
          Section X.

     (c) Upon the death of a Participant, no payroll deduction shall be made from any Compensation due him at time of death, and the entire balance in the deceased Participant's Account shall be paid to the Participant's designated beneficiary, or otherwise to his estate.


                     XIV. TEMPORARY LAYOFF, AUTHORIZED LEAVE
                             OF ABSENCE, DISABILITY
                      -------------------------------------

     Payroll deductions shall cease during a period of absence without pay from work due to a Participant's temporary layoff, authorized leave of absence, disability or for any other reason. If such Participant shall return to active service prior to the Exercise Date for the current Purchase Period, payroll deductions shall be resumed in accordance with his prior authorization.

     If the Participant shall not return to active service prior to the Exercise Date for the current Purchase Period, the balance of his Stock Purchase Account will be used to purchase shares on the Exercise Date as provided in Section X, unless the Participant elects to withdraw from the Plan in accordance with
Section XI.


                 XV. PROCEDURE IF INSUFFICIENT SHARES AVAILABLE
                 ----------------------------------------------

     In the event that on any Exercise Date the aggregate funds available for the purchase of shares of Common Stock pursuant to Section X hereof would result in purchases of shares in excess of the number of shares of Common Stock then available for purchase under the Plan, the Committee shall proportionately reduce the number of shares which would otherwise be purchased by each Participant on the Exercise Date in order to eliminate such excess, and the provisions of the second paragraph of Section X shall apply.


                          XVI. RIGHTS NOT TRANSFERABLE
                          ----------------------------

     The right to purchase shares of Common Stock under this Plan is exercisable only by the Participant during his lifetime and is not transferable by him. If a Participant attempts to transfer his right to purchase shares under the Plan, he shall be deemed to have requested withdrawal from the Plan and the provisions of
Section XI hereof shall apply with respect to such Participant.


                     XVII. NO OBLIGATION TO EXERCISE OPTION
                     --------------------------------------

     Granting of an option under this Plan shall impose no obligation on an Eligible Employee to exercise such option.

                   XVIII. NO GUARANTEE OF CONTINUED EMPLOYMENT
                   -------------------------------------------

     Granting of an option under this Plan shall imply no right of continued employment with the Company for any Eligible Employee.


                                   XIX. NOTICE
                                   -----------

     Any notice which an Eligible Employee or Participant files pursuant to this Plan shall be in writing and shall be delivered personally or by mail addressed to the Committee, c/o Chief Executive Officer at One Sheila Drive, Building 6A, Tinton Falls, New Jersey 07724, or such other person or location as may be specified by the Committee.


                             XX. REPURCHASE OF STOCK
                             -----------------------

     The Company shall not be required to repurchase from any Participant shares of Common Stock acquired under this Plan.


               XXI. ADJUSTMENT FOR RECAPITALIZATION, MERGER, ETC.
               --------------------------------------------------

     The aggregate number of shares of Common Stock which may be purchased pursuant to options granted hereunder, the number of shares of Common Stock covered by each outstanding option, and the purchase price thereof for each such option shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split or other subdivision or consolidation of shares of Common Stock or for other capital adjustments or payments of stock dividends or distributions or other increases or decreases in the outstanding shares of Common Stock affected without receipt of consideration of the Company.

     Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger, reorganization or other business combination, any option granted hereunder shall cover the securities or other property to which a holder of the number of shares of Common Stock would have been entitled pursuant to the terms of the merger. A dissolution or liquidation of the Company or a merger or consolidation in which the Company is not the surviving entity shall cause every option outstanding hereunder to terminate.

     The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment shall provide for the elimination of any fractional share which might otherwise become subject to an option.

                           XXII. AMENDMENT OF THE PLAN
                           ---------------------------

     The Board of Directors may, without the consent of the Participants, amend the Plan at any time, provided that no such action shall adversely affect options theretofore granted hereunder, and provided that no such action by the Board of Directors, without approval of the Company's stockholders, may:

     (a) increase the total number of shares of Common Stock which may be purchased by all Participants, except as contemplated in Section XXI;

     (b) change the class of Employees eligible to receive options under the Plan;

     (c)  decrease the minimum purchase price under Section V;

     (d)  extend a Purchase Period hereunder; or

     (e)  extend the term of the Plan.

                             XXIII. TERM OF THE PLAN
                             -----------------------

     This Plan shall become effective as of the Effective Date upon its adoption by the Board of Directors, provided that it is approved at a duly-held meeting of stockholders of the Company, by an affirmative majority of the total votes present and voting thereat, within 12 months after the earlier of the Effective Date or the date of adoption by the Board of Directors. If the Plan is not so approved, no Common Stock shall be purchased under the Plan and the balance of each Participant's Account shall be promptly returned to the Participant. The Plan shall continue in effect through the December 31st following the fourth anniversary of the Effective Date, unless terminated prior thereto pursuant to
Section XV or XXI hereof, or pursuant to the next succeeding sentence. The Board of Directors shall have the right to terminate the Plan at any time, effective as of the next succeeding Exercise Date. In the event of the expiration of the Plan or its termination, outstanding options shall not be affected, except to the extent provided in Section XV and any remaining balance credited to the Account of each Participant as of the applicable Exercise Date shall be refunded to each such Participant.